                                                                    Exhibit 99.2


[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                          $[704,651,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE


                                 APRIL 29, 2004
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

PC TapeCrack

                                      fico

                                                                                   MASTER &  SCHED
                                        % OF    GROSS  GROSS   GROSS      GROSS    SUB SERV    REM   REM   ORIG  INITIAL  PERIODIC
             COUNT        BALANCE      BALANCE   RATE  MARGIN  LIFECAP  LIFEFLOOR    FEES     TERM  AMORT  TERM    CAP      CAP
             -----        -------      -------   ----  ------  -------  ---------    ----     ----  -----  ----    ---      ---
493 -  500   8           1,182,466      0.08    7.929  6.132   14.429     7.929      0.500     356   356    360   2.085    1.000
501 -  510   96         16,618,896      1.18    8.101  6.574   14.580     8.080      0.500     354   354    358   1.807    1.000
511 -  520   131        21,270,344      1.52    8.087  6.569   14.568     8.076      0.500     354   354    358   1.686    1.000
521 -  530   126        21,465,631      1.53    7.929  6.728   14.427     7.928      0.500     354   355    359   1.709    1.004
531 -  540   151        25,774,440      1.84    7.927  6.551   14.386     7.892      0.500     352   352    356   1.655    1.000
541 -  550   157        27,708,276      1.97    7.786  6.590   14.210     7.720      0.500     352   352    357   1.730    1.005
551 -  560   231        39,017,565      2.78    7.553  6.623   14.045     7.540      0.500     348   348    352   1.713    1.000
561 -  570   207        36,980,916      2.63    7.489  6.557   13.920     7.406      0.500     352   353    356   1.716    1.005
571 -  580   228        37,961,992      2.70    7.517  6.512   13.869     7.361      0.500     349   353    353   1.679    1.000
581 -  590   384        61,223,733      4.36    7.568  6.246   13.803     7.305      0.500     342   352    347   1.663    1.000
591 -  600   389        57,795,170      4.12    7.477  6.132   13.663     7.176      0.500     341   352    345   1.674    1.000
601 -  610   452        72,183,139      5.14    7.437  5.980   13.647     7.159      0.500     341   354    346   1.695    1.000
611 -  620   481        83,178,322      5.92    7.376  6.005   13.506     7.008      0.500     338   353    343   1.721    1.005
621 -  630   577        94,522,573      6.73    7.404  6.074   13.528     7.034      0.500     337   352    341   1.888    1.000
631 -  640   585        94,187,918      6.71    7.393  5.983   13.496     7.004      0.500     336   353    341   1.939    1.002
641 -  650   666        106,342,851     7.57    7.367  5.911   13.417     6.919      0.500     334   353    338   1.913    1.001
651 -  660   566        96,041,275      6.84    7.256  5.773   13.245     6.748      0.500     333   353    337   1.935    1.002
661 -  670   570        101,647,599     7.24    7.115  5.739   13.113     6.632      0.500     333   353    337   1.946    1.000
671 -  680   481        77,560,110      5.52    7.156  5.813   13.192     6.696      0.500     332   352    336   1.936    1.000
681 -  690   356        59,689,407      4.25    7.117  5.830   13.228     6.730      0.500     336   355    340   1.876    1.000
691 -  700   328        54,559,075      3.89    6.973  5.644   13.016     6.518      0.500     332   352    336   2.030    1.000
701 -  710   243        41,267,790      2.94    7.023  5.808   13.127     6.621      0.500     333   354    338   2.002    1.000
711 -  720   262        43,997,229      3.13    6.982  5.756   13.000     6.517      0.500     332   353    336   2.042    1.000
721 -  730   178        29,805,212      2.12    6.863  5.651   12.904     6.404      0.500     333   353    337   2.132    1.000
731 -  740   142        24,075,708      1.71    6.756  5.675   12.830     6.330      0.500     333   352    338   2.008    1.000
741 -  750   129        20,843,816      1.48    6.760  5.748   12.796     6.301      0.500     332   354    337   2.101    1.000
751 -  760   92         16,759,477      1.19    6.829  5.478   12.816     6.316      0.500     334   353    338   2.033    1.000
761 -  770   105        17,533,166      1.25    6.893  5.934   13.088     6.594      0.500     334   353    339   1.873    1.000
771 -  780   80         14,595,292      1.04    6.688  5.510   12.758     6.258      0.500     335   354    340   2.260    1.000
781 -  790   27         3,879,914       0.28    6.645  5.573   12.728     6.228      0.500     337   356    341   1.946    1.000
791 -  800   17         3,290,361       0.23    6.691  5.341   12.843     6.343      0.500     343   355    348   2.334    1.000
801 -  810   4          1,006,014       0.07    6.056  5.179   12.554     6.054      0.500     355   355    360   2.284    1.000
811 -  813
                    $1,403,965,673.28

                       MONTH
                       TO NEXT  PROVIDED  KNOWN                 LTV[GREATER THAN]
             COUNT      ADJ        LTV    FICOS   AVG BALANCE   80W/MI
             -----      ---        ---    -----   -----------   ----------
493 -  500   8           20       76.36    499      147,808         0.00
501 -  510   96          21       77.92    506      173,114         0.00
511 -  520   131         20       75.82    516      162,369         0.00
521 -  530   126         22       78.13    525      170,362         0.00
531 -  540   151         21       76.57    535      170,692         0.00
541 -  550   157         21       78.27    546      176,486         0.00
551 -  560   231         22       80.76    555      168,907         0.00
561 -  570   207         21       80.87    566      178,652         0.00
571 -  580   228         21       83.37    576      166,500         0.00
581 -  590   384         21       81.89    586      159,437         0.00
591 -  600   389         22       81.90    596      148,574         0.00
601 -  610   452         22       82.30    606      159,697         0.00
611 -  620   481         21       82.92    616      172,928         0.00
621 -  630   577         22       83.80    625      163,817         0.00
631 -  640   585         22       83.52    636      161,005         0.00
641 -  650   666         23       84.22    645      159,674         0.00
651 -  660   566         24       83.85    656      169,684         0.00
661 -  670   570         23       82.99    665      178,329         0.00
671 -  680   481         23       83.84    675      161,248         0.00
681 -  690   356         22       83.27    685      167,667         0.00
691 -  700   328         23       83.66    695      166,339         0.00
701 -  710   243         24       83.21    705      169,826         0.00
711 -  720   262         24       82.95    716      167,928         0.00
721 -  730   178         24       84.46    725      167,445         0.00
731 -  740   142         22       83.79    736      169,547         0.00
741 -  750   129         25       83.75    745      161,580         0.00
751 -  760   92          25       83.83    756      182,168         0.00
761 -  770   105         23       82.46    765      166,983         0.00
771 -  780   80          26       78.78    774      182,441         0.00
781 -  790   27          26       80.90    785      143,701         0.00
791 -  800   17          32       81.05    795      193,551         0.00
801 -  810   4           26       79.50    804      251,503         0.00
811 -  813


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